UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 15, 2011

Game Trading Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141521	20-5433090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10957 McCormick Road, Hunt Valley, Maryland		21031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 316-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 16, 2011, Game Trading Technologies, Inc. (the "Company") issued a press release announcing that at the open of trading on February 15, 2011, the Company effected a one for two (1:2) reverse stock split of the Company’s common stock.  The Company’s ticker symbol was temporarily changed by FINRA to GMTDD and it will revert back to GMTD twenty (20) business days after February 15, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Press Release, dated February 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAME TRADING TECHNOLOGIES, INC.

Date: February 16, 2011	By:	/s/ Richard Leimbach
Richard Leimbach
Chief Financial Officer